                                                                     EXHIBIT 1.1

-------------------------------------------------------------------------------
                     12% Senior Subordinated Notes due 2008
-------------------------------------------------------------------------------



                               PURCHASE AGREEMENT


                                                              January 22, 1998

BT Alex. Brown Incorporated
One Bankers Trust Plaza
130 Liberty Street
New York, New York  10006

Ladies and Gentlemen:

                  Acquisition Corp. (the "Company"), a Delaware corporation, hereby confirms its agreement with you (the "Initial Purchaser"), as set forth below.

                  1. The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchaser $100,000,000 aggregate principal amount of the Company's 12% Senior Subordinated Notes due 2008 (the "Notes"). The Notes will be guaranteed (collectively, the "Guarantees") upon consummation of the Merger (as defined below) on a senior subordinated basis by each of ATC's Subsidiaries listed on the signature pages hereof (collectively, and together with any subsidiary that in the future executes a supplemental indenture pursuant to which such subsidiary agrees to guarantee the Notes, the "Guarantors"). The Notes and the Guarantees are collectively referred to herein as the "Securities." The Securities are to be issued under an indenture (the "Indenture") dated as of January 29, 1998 by and between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"). The term "Credit Agreement" as used herein shall have the meaning provided therefor in the Indenture. The Company, Acquisition Holdings, Inc. ("Holdings") and ATC Group Services, Inc. ("ATC") have entered into a Merger Agreement dated as of November 26, 1997 (as in effect on the date hereof, the "Merger Agreement") pursuant to which the Company has offered to purchase (the "Tender Offer"), pursuant to the terms of that certain Offer to Purchase dated December 4, 1997 (as in effect on the date hereof, the "Offer to Purchase"), all of the outstanding shares (the "Shares") of common stock, par value $0.01 per share, of ATC. Pursuant to the Merger Agreement, the Company will be merged into and with ATC (the "Merger"), with ATC as the surviving corporation. Upon effectiveness of the Merger (the "Effective Time"), ATC will execute and deliver a supplemental indenture (the "Supplemental Indenture") to the Indenture, expressly assuming all of the Company's obligations under the Indenture. Also at the Effective Time, the Company will cause the Guarantors to execute and deliver the Supplemental Indenture, the Guarantees, this Agreement and the Registration Rights Agreement (as defined below).

                  The Securities will be offered and sold to you without being registered under the Securities Act of 1933, as amended (the "Act"), in reliance on exemptions therefrom.

                  In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum dated January 2, 1998 (the "Preliminary Memorandum") and a final offering memorandum dated January 22, 1998 (the "Final Memorandum," the Preliminary Memorandum and the Final Memorandum each herein being referred to as a "Memorandum") setting forth or including a description of the terms of the Securities, the terms of the offering of the Securities, descriptions of the Company, Holdings, ATC and its subsidiaries and any material developments relating to the Company, Holdings and ATC occurring after the date of the most recent historical financial statements included therein.

                  The Company understands that the Initial Purchaser proposes to make an offering of the Notes only on the terms and in the manner set forth in the Final Memorandum and Section 8 hereof as soon as the Initial Purchaser deems advisable after this Agreement has been executed and delivered, to persons in the United States whom the Initial Purchaser reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers" or "QIBs") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("Rule 144A") and outside the United States to certain persons in reliance on Regulation S under the Act.

                  The Initial Purchaser and its direct and indirect transferees of the Securities will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company has agreed and the Guarantors will agree, among other things, to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") registering the Exchange Notes (as defined in the Registration Rights Agreement) under the Act. Furthermore, the Initial Purchaser and the affiliates, directors, officers, agents, representatives and employees of the Initial Purchaser, and each other person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 will be entitled to the benefits of the letter agreement, substantially in the form attached hereto as Exhibit B (the "Letter Agreement"), from ATC to the Initial Purchaser.

                  2. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Initial Purchaser that:

                  (a) Neither the Final Memorandum nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date (as defined in Section 3 below) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in the Preliminary Memorandum, the Final Memorandum or any amendment or supplement thereto.

                  (b) As of the Closing Date, the Company will have the authorized, issued and outstanding capitalization set forth in the Final Memorandum; all of the outstanding shares of capital stock of the Company and each of its significant subsidiaries within the meaning of Regulation S-X (each, a "Subsidiary" and collectively, the "Subsidiaries") have been, and as of the Closing Date will be, duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; all of the outstanding shares of capital stock of the Subsidiaries will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those created pursuant to the Credit Agreement and those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting; except as set forth in the Final Memorandum, there are no, and as of the Closing Date there will be no, (i) options, warrants or other rights to purchase;
         (ii) agreements or other obligations to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company or any of the Subsidiaries outstanding. Except for the Company's direct and indirect interests in the Subsidiaries and in other wholly owned subsidiaries, the Company does not own, directly or indirectly, any shares of capital stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity other than as described in the Final Memorandum.

                  (c) Each of the Company and the Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate or other power and authority to own its properties and conduct its business as now conducted and as described in the Final Memorandum; each of the Company and the Subsidiaries is duly qualified to do business and is in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business re-quires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect on the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Company and the Subsidiaries, taken as a whole (any such event, a "Material Adverse Effect").

                  (d) The Company has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Notes, the Exchange Notes and the Private Exchange Notes (each as defined in the Registration Rights Agreement and the Indenture). The Notes, when issued, will be in the form contemplated by the Indenture. The Notes, the Exchange Notes and the Private Exchange Notes have each been duly and validly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and, in the case of the Notes, when delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company (assuming the due authorization, execution and delivery of the Indenture by the Trustee and the due authorization and delivery of the Notes by the Trustee in accordance with the Indenture), entitled to the benefits of the Indenture, and enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (e) Each of the Guarantors has, and will have at the Effective Time, all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Supplemental Indenture and the Guarantees. The Company shall cause the Guarantees to be duly and validly authorized by each Guarantor at or prior to the Effective Time. When executed and delivered by each such Guarantor, the Supplemental Indenture and the Guarantees will constitute the valid and legally binding obligations of such Guarantor, entitled to the benefits of the Indenture, enforceable against each of them in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (f) The Company has and each of the the Guarantors has and will have at the Effective Time all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "TIA"). The Indenture has been duly and validly authorized by the Company and will be duly and validly authorized at or prior to the Effective Time by each of the Guarantors and, when executed and delivered in accordance with its terms (assuming the due authorization, execution and delivery by the Trustee), will have been duly executed and delivered and will constitute a valid and legally binding agreement of the Company and, after due execution of the Supplemental Indenture, the Guarantors, enforceable against each of them in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (g) Each of the Company and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by the Company and will be duly and validly authorized at or prior to the Effective Time by each of the Guarantors and, when executed and delivered by the Company and each of the Guarantors (assuming due authorization, execution and delivery by the other parties thereto), will have been duly executed and delivered and will constitute a valid and legally binding agreement of each of the Company and the Guarantors, enforceable against each of them in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

                  (h) Each of the Company and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Credit Agreement and to consummate the transactions contemplated hereby and thereby. This Agreement and the Credit Agreement and the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby have been duly and validly authorized by the Company and will be duly and validly authorized at or prior to the Effective Time by each of the Guarantors. This Agreement and the Credit Agreement have been duly executed and delivered by the Company and will be duly executed and delivered by the Guarantors at or prior to the Effective Time.

                   (i) No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement by the Company and, at or after the Effective Time, the Guarantors or the consummation by them of the other transactions contemplated hereby, except such (i) as have been obtained or made, (ii) as would not be reasonably likely to have a Material Adverse Effect, (iii) as would not materially adversely affect the validity of this Agreement, the Notes, the Indenture, the Registration Rights Agreement or the Credit Agreement and (iv) such as may be required under state securities or "Blue Sky" laws in connection with the purchase and resale of the Securities by the Initial Purchaser and except with respect to the registration of the Exchange Notes and Private Exchange Notes, if applicable, pursuant to the Registration Rights Agreement and the qualification of the Indenture under the TIA. Neither the Company nor any of the Subsidiaries is (i) in violation of its certificate of incorporation or bylaws, (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of its respective properties or assets, except for any such breach or violation which would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect, or (iii) in breach of or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which its respective properties or assets are subject (collectively, "Contracts"), except for any such breach, default, violation or event which would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

                   (j) The execution, delivery and performance by the Company and, at and after the Effective Time, the Guarantors of this Agreement, the Indenture, the Notes, the Supplemental Indenture, the Guarantees, the Exchange Notes, the Private Exchange Notes, the Registration Rights Agreement, the Credit Agreement, the consummation of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof, will not conflict with or constitute or result in a breach of or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a lien on any property or assets of the Company or any Subsidiary with respect to

         (i) the terms or provisions of any Contract, except for any such conflict, breach, violation, default or event which would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws of the Company or any of the Subsidiaries, or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof and assuming qualification of the Indenture under the TIA) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company, the Subsidiaries or any of its respective properties or assets, except for any such conflict, breach or violation which would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

                   (k) Each of the Indenture, the Notes, the Exchange Notes, the Guarantees, the Registration Rights Agreement and the Credit Agreement conforms in all material respects to the description thereof in the Final Memorandum.

                   (l) The consolidated financial statements of the Company and the related notes thereto included in the Final Memorandum present fairly in all material respects the financial position, results of operations and cash flows of the Company at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein, and comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations thereunder. The summary and selected financial data included in the Final Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein, and comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations thereunder. To the Company's knowledge, each of Deloitte & Touche LLP, Arthur Andersen LLP, and Ernst & Young LLP is an independent public accounting firm as required by the Act and the rules and regulations thereunder.

                   (m) (i) The pro forma financial statements (including the notes thereto) included in the Final Memorandum (A) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (B) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and (C) have been properly computed on the bases described therein, and (ii) the assumptions used in the preparation of the pro forma financial statements included in the Final Memorandum are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                   (n) Except as set forth in the Final Memorandum, there is not pending or, to the best knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation to which the Company or any Subsidiary is a party, or to which any of its properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, which, if determined adversely to the Company or any such Subsidiary, would, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect, or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the consummation of the other transactions described in the Final Memorandum.

                   (o) Each of the Company and the Subsidiaries owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses operated by it as described in the Final Memorandum except where the failure to own or possess such of the foregoing would not be reasonably likely to have a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with (or knows of no such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

                   (p) Each of the Company and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made or will have made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals presently required or necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as set forth in the Final Memorandum ("Permits"), except where the failure to obtain such Permits would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect; each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit except where such revocation, termination or impairment would not be reasonably likely to have a Material Adverse Effect; and neither the Company nor any Subsidiary has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Final Memorandum and except where such revocation or modification would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

                   (q) Since the respective dates as of which information is given in the Final Memorandum, except as described therein, there has been no material adverse change or any fact, taken by itself, known to the Company which could reasonably be expected to result in a material adverse change, in the general affairs, management, business, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, or any loss of, or damage to, properties (whether or not insured) which could reasonably be expected to affect materially and adversely the general affairs, management, business, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole. Since the date of the latest balance sheet presented in the Final Memorandum, except as expressly disclosed in the Final Memorandum, neither the Company nor any of its Subsidiaries has (i) incurred or undertaken any liabilities or obligations, direct or contingent, that are material to the Company and the Subsidiaries taken as a whole other than capital equipment leases in the ordinary course of business consistent with past practice, (ii) entered into any material transaction not in the ordinary course of business and consistent with past practice or (iii) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

                   (r) Each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Company or any of the Subsidiaries is contesting in good faith and for which the Company or such Subsidiary has provided adequate reserves, there is no tax deficiency that has been asserted against the Company or any Subsidiary that would, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

                   (s) The statistical and market-related data included in the Final Memorandum are based on or derived from sources which the Company believes to be reliable and accurate.

                   (t) Neither the Company nor any of the Subsidiaries nor any agent acting on its behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

                   (u) Each of the Company and the Subsidiaries has good title to all personal property described in the Final Memorandum as being owned by it, good and valid title to all real property described in the Final Memorandum as being owned by it and good and valid title to a leasehold estate in the real and personal property described in the Final Memorandum as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except as described in the Final Memorandum or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. All leases, contracts and agreements to which the Company or any Subsidiary is a party or by which the Company or such Subsidiary is bound are valid and enforceable against the Company or such Subsidiary, to the knowledge of the Company are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

                   (v) There are no legal or governmental proceedings involving or affecting the Company, any of the Subsidiaries or any of their respective properties or assets which would be required to be described in a prospectus pursuant to the Act that are not described in the Final Memorandum, nor are there any material contracts or other documents which would be required to be described in a prospectus pursuant to the Act that are not described in the Final Memorandum.

                   (w) Except as described in the Final Memorandum or as would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect, (A) each of the Company and the Subsidiaries is in compliance with and not subject to liability under applicable Environmental Laws, (B) each of the Company and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has and is in compliance with all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any Subsidiary, (E) neither the Company nor any Subsidiary has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law and (F) no property or facility of the Company or any Subsidiary is (i) listed or proposed for listing on the National Priorities List under

         CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

                  For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials, into the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and
         (iii) underground and aboveground storage tanks, and related piping, and emissions, discharges, releases or threatened releases therefrom.

                   (x) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or the Subsidiaries which is pending or, to the knowledge of the Company, threatened, which would be reasonably likely to have a Material Adverse Effect.

                   (y) Each of the Company and the Subsidiaries carries insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties.

                   (z) Except as set forth in the Final Memorandum, neither the Company nor any Subsidiary has any liability for any prohibited transaction within the meaning of ss.406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or funding deficiency within the meaning of ss.302 of ERISA or any complete or partial withdrawal liability under ss.4201 of ERISA with respect to any pension, profit sharing or other plan which is subject to ERISA to which the Company or any Subsidiary makes or ever has made a contribution and in which any employee of the Company or any Subsidiary is or has ever been a participant, which prohibited transaction liability or withdrawal liability is reasonably likely to have a Material Adverse Effect. With respect to such plans, each of the Company and the Subsidiaries is in compliance in all material respects with all applicable provisions of ERISA.

                   (aa) Each of the Company and the Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                  (bb) Neither the Company nor any Subsidiary will be an "investment company" or "promoter" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                  (cc) Except as set forth on Exhibit A hereto, no holder of securities of the Company (other than the Registrable Notes (as defined in the Registration Rights Agreement)) will be entitled to have such securities registered under the registration statements required to be filed by the Company pursuant to the Registration Rights Agreement other than as expressly permitted thereby.

                  (dd) Immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of the Company and the Subsidiaries, on a consolidated basis, will exceed the sum of its consolidated stated liabilities and identified contingent liabilities (after giving effect, in the case of each of the Guarantors, to the limitations contained in each Guarantee); neither the Company nor any of the Subsidiaries is, or will be after giving effect to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

                  (ee) Neither the Company nor any of the Subsidiaries nor any of its respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any "security" (as defined in the Act) which is or could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

                  (ff) Assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser in the manner contemplated by this

         Agreement to register any of the Securities under the Act or to qualify the Indenture under the TIA.

                  (gg) No securities of the Company are of the same class (within the meaning of Rule 144A under the Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

                  (hh) Neither the Company nor any Subsidiary has taken, nor will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

                  (ii) Neither the Company nor any of the Subsidiaries, nor any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) or any person acting on any of their behalf (other than the Initial Purchaser, as to which the Company makes no representation) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act ("Regulation S")) with respect to the Securities; the Company and its respective Affiliates and any person acting on any of their behalf (other than the Initial Purchaser, as to which the Company makes no representation) have complied with the offering restrictions requirement of Regulation S.

                   (jj) As of the date specified, ATC had the authorized, issued and outstanding capital stock set forth under "Capitalization" in the Final Memorandum; all of the outstanding shares of capital stock of ATC and each of its significant subsidiaries within the meaning of Regulation S-X (each, an "ATC Subsidiary" and collectively, the "ATC Subsidiaries") have been, and as of the Closing Date will be, duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; all of the outstanding shares of capital stock of the ATC Subsidiaries will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability) or voting; except as set forth in the Final Memorandum, there are no (i) options, warrants or other rights to purchase; (ii) agreements or other obligations to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in ATC or any of the ATC Subsidiaries outstanding. Except for ATC's direct and indirect interests in the ATC Subsidiaries, in other wholly owned subsidiaries and in Environmental Warranty, Inc. ("EWI"), ATC does not own, directly or indirectly, any shares of capital stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity other than as described in the Final Memorandum.

                   (kk) Each of ATC and the ATC Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite corporate or other power and authority to own its properties and conduct its business as now conducted and as described in the Final Memorandum; each of ATC and the ATC Subsidiaries is duly qualified to do business and is in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, be reasonably likely to have a material adverse effect on the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of ATC and the ATC Subsidiaries, taken as a whole (any such event, an "ATC Material Adverse Effect").

                   (ll) ATC had all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Merger Agreement. The Merger Agreement has been duly and validly authorized by ATC and executed and delivered by it, and constitutes a valid and legally binding obligation of ATC (assuming the due authorization, execution and delivery thereof by the other parties thereto), enforceable against ATC in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and
         (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                   (mm) At the Effective Time, the Notes, the Exchange Notes, if issued prior to the Effective Time, the Private Exchange Notes, if issued prior to the Effective Time, the Indenture, the Registration Rights Agreement, the Credit Agreement and this Agreement will constitute the valid and legally binding obligations of ATC, enforceable against it in accordance with their respective terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law). At the Effective Time, the Guarantees will have been duly and validly authorized by each Guarantor, and when executed and delivered by such Guarantor, will constitute the valid and legally binding obligations of each such Guarantor, entitled to the benefits of the Indenture, enforceable against each of them in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                   (nn) No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of the Merger Agreement by ATC or the consummation by it of the transactions contemplated thereby, except such (i) as have been obtained or made, (ii) as would not be reasonably likely to have an ATC Material Adverse Effect, (iii) as would not materially adversely affect the validity of this Agreement, the Notes, the Indenture, the Registration Rights Agreement or the Credit Agreement upon the effectiveness of the Merger, (iv) except with respect to the registration of the Exchange Notes and Private Exchange Notes, if applicable, pursuant to the Registration Rights Agreement and the qualification of the Indenture under the TIA and (v) except for the requisite vote of ATC stockholders and the requisite consent by Acquisition Corp. to approve the Merger. Neither ATC nor any of the ATC Subsidiaries is (i) in violation of its certificate of incorporation or bylaws, (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of its respective properties or assets, except for any such breach or violation which would not, individually or in the aggregate, be reasonably likely to have an ATC Material Adverse Effect, or (iii) in breach of or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which its respective properties or assets are subject (collectively, "ATC Contracts"), except for any such breach, default, violation or event which would not, individually or in the aggregate, be reasonably likely to have an ATC Material Adverse Effect.

                   (oo) The execution, delivery and performance by ATC of the Merger Agreement and the consummation of the transactions contemplated thereby, and the fulfillment of the terms thereof, will not conflict with or constitute or result in a breach of or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a lien on any property or assets of ATC or any ATC Subsidiary with respect to (i) the terms or provisions of the ATC Contracts, except for any such conflict, breach, violation, default or event which would not, individually or in the aggregate, be reasonably likely to have an ATC Material Adverse Effect, (ii) the certificate of incorporation or bylaws of ATC or any of the ATC Subsidiaries, or (iii) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to ATC, the ATC Subsidiaries or any of their respective properties or assets, except for any such conflict, breach or violation which would not, individually or in the aggregate, be reasonably likely to have an ATC Material Adverse Effect.

                   (pp) The consolidated financial statements of ATC and the related notes thereto included in the Final Memorandum present fairly in all material respects the financial position, results of operations and cash flows of ATC at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein, and comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations thereunder. The summary and selected financial data included in the Final Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein, and comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations thereunder. The Company believes that Deloitte & Touche, LLP is an independent public accounting firm as required by the Act and the rules and regulations thereunder.

                   (qq) Except as set forth in the Final Memorandum, there is not pending or, to the best knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation to which ATC or any of the ATC Subsidiaries is a party, or to which any of its properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, which, if determined adversely to ATC or any such ATC Subsidiary, would, individually or in the aggregate, be reasonably likely to have an ATC Material Adverse Effect, or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the Merger or the consummation of the other transactions described in the Final Memorandum.

                   (rr) Each of ATC and the ATC Subsidiaries owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses operated by it as described in the Final Memorandum except where the failure to own or possess such of the foregoing would not be reasonably likely to have an ATC Material Adverse Effect, and neither ATC nor any of the ATC Subsidiaries has received any notice of infringement of or conflict with (or knows of no such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, be reasonably likely to have an ATC Material Adverse Effect.

                   (ss) Each of ATC and the ATC Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made or will have made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals presently required or necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as set forth in the Final Memorandum ("ATC Permits"), except where the failure to obtain such ATC Permits would not, individually or in the aggregate, be reasonably likely to have an ATC Material Adverse Effect; each of ATC and the ATC Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such ATC Permit except where such revocation, termination or impairment would not be reasonably likely to have an ATC Material Adverse Effect; and neither ATC nor any ATC Subsidiary has received any notice of any proceeding relating to revocation or modification of any such ATC Permit, except as described in the Final Memorandum and except where such revocation or modification would not, individually or in the aggregate, be reasonably likely to have an ATC Material Adverse Effect.

                   (tt) Since the respective dates as of which information is given in the Final Memorandum, except as described therein, there has been no material adverse change or any fact, taken by itself, known to the Company which could reasonably be expected to result in a material adverse change, in the general affairs, management, business, condition (financial or otherwise) or results of operations of ATC and the ATC Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, or any loss of, or damage to, properties (whether or not insured) which could reasonably be expected to affect materially and adversely the general affairs, management, business, condition (financial or otherwise) or results of operations of ATC and the ATC Subsidiaries taken as a whole. Since the date of the latest balance sheet presented in the Final Memorandum, except as expressly disclosed in the Final Memorandum, neither ATC nor any of the ATC Subsidiaries has (i) incurred or undertaken any liabilities or obligations, direct or contingent, that are material to the Company and the ATC Subsidiaries taken as a whole other than capital equipment leases in the ordinary course of business consistent with past practice, (ii) entered into any material transaction not in the ordinary course of business and consistent with past practice or (iii) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

                   (uu) Each of ATC and the ATC Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, be reasonably likely to have an ATC Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which ATC or any of the ATC Subsidiaries is contesting in good faith and for which the Company or such Subsidiary has provided adequate reserves, there is no tax deficiency that has been asserted against ATC or any ATC Subsidiary that would have, individually or in the aggregate, an ATC Material Adverse Effect.

                   (vv) Each of ATC and the ATC Subsidiaries has good title to all personal property described in the Final Memorandum as being owned by it, good and valid title to all real property described in the Final Memorandum as being owned by it and good and valid title to a leasehold estate in the real and personal property described in the Final Memorandum as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except as described in the Final Memorandum or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, be reasonably likely to have an ATC Material Adverse Effect. All leases, contracts and agreements to which ATC or any ATC Subsidiary is a party or by which ATC or such ATC Subsidiary is bound are valid and enforceable against ATC or such ATC Subsidiary, to the knowledge of the Company are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, be reasonably likely to have an ATC Material Adverse Effect.

                   (ww) There are no legal or governmental proceedings involving or affecting ATC, any of the ATC Subsidiaries or any of its respective properties or assets which would be required to be described in a prospectus pursuant to the Act that are not described in the Final Memorandum, nor are there any material contracts or other documents which would be required to be described in a prospectus pursuant to the Act that are not described in the Final Memorandum.

                   (xx) Except as described in the Final Memorandum or as would not, individually or in the aggregate, be reasonably likely to have an ATC Material Adverse Effect, (A) each of ATC and the ATC Subsidiaries is in compliance with and not subject to liability under applicable Environmental Laws, (B) each of ATC and the ATC Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has and is in compliance with all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company, threatened against ATC or any ATC Subsidiary under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by ATC or any ATC Subsidiary, (E) neither ATC nor any ATC Subsidiary has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law and (F) no property or facility of ATC or any ATC Subsidiary is (i) listed or proposed for listing on the National Priorities List under CERCLA or
         (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

                   (yy) There is no strike, labor dispute, slowdown or work stoppage with the employees of ATC or the ATC Subsidiaries which is pending or, to the knowledge of the Company, threatened, which would be reasonably likely to have an ATC Material Adverse Effect.

                   (zz) Each of ATC and the ATC Subsidiaries carries insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties.

                   (aaa) Except as set forth in the Final Memorandum, neither ATC nor any ATC Subsidiary has any liability for any prohibited transaction within the meaning of ss.406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or funding deficiency within the meaning of ss.302 of ERISA or any complete or partial withdrawal liability under ss.4201 of ERISA with respect to any pension, profit sharing or other plan which is subject to ERISA to which ATC or any ATC Subsidiary makes or ever has made a contribution and in which any employee of ATC or any ATC Subsidiary is or has ever been a participant, which prohibited transaction liability or withdrawal liability is reasonably likely to have a Material Adverse Effect. With respect to such plans, each of ATC and the ATC Subsidiaries is in compliance in all material respects with all applicable provisions of ERISA.

                   (bbb) Each of ATC and the ATC Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the re-ported accountability for its assets is compared with existing assets at reasonable intervals.

                  (ccc) Neither ATC nor any ATC Subsidiary is an "investment company" or "promoter" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                  (ddd) Except as set forth on Exhibit A hereto, no holder of securities of ATC (other than the Registrable Notes (as defined in the Registration Rights Agreement and the Indenture)) will be entitled to have such securities registered under the registration statements required to be filed by ATC pursuant to the Registration Rights Agreement and the Indenture than as expressly permitted thereby.

                  (eee) Immediately after the consummation of the transactions contemplated by the Merger Agreement, the fair value and present fair saleable value of the assets of ATC and its subsidiaries, on a consolidated basis, will exceed the sum of its consolidated stated liabilities and identified contingent liabilities (after giving effect, in the case of each of the guarantors, to the limitations contained in each Guarantee); neither ATC nor any of its subsidiaries is, or will be after giving effect to the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

                  (fff) Each of the foregoing representations and warranties, as far as each relates to ATC and the ATC Subsidiaries, is made by Acquisition Corp. to the best of its knowledge; upon the Effective Time and the assumption by ATC of the obligations of the Company hereunder, such representations and warranties shall be deemed to be have been made by ATC without such knowledge limitation.

                  Each of the foregoing representations and warranties, insofar as each relates to information concerning ATC or any subsidiary of ATC, is made by Acquisition Corp. to the best of its knowledge; upon the Effective Time and the assumption by ATC of the obligations of the Company hereunder, such representations and warranties shall be deemed to be have been made by ATC without such knowledge limitation.

                  Any certificate signed by any officer of the Company or any Subsidiary and delivered to the Initial Purchaser or to counsel for the Initial Purchaser shall be deemed a joint and several representation and warranty by the Company and each of the Subsidiaries to each Initial Purchaser as to the matters covered thereby.

                   3. Purchase, Sale and Delivery of the Notes. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase, the Notes, at 97% of their principal amount.

                  One or more certificates in definitive form for the Notes that the Initial Purchaser has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchaser requests upon notice to the Company at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Initial Purchaser, against payment by or on behalf of the Initial Purchaser of the purchase price therefor by wire transfer of immediately available funds payable to such account or account as the Company shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Securities shall be made at the offices of Chadbourne & Parke LLP, 30 Rockefeller Plaza, New York, at 10:00 A.M., New York time, on January 29, 1998, or at such other place, time or date as the Initial Purchaser and the Company may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificate or certificates for the Securities available for checking and packaging by the Initial Purchaser at the offices of the Initial Purchaser in New York, New York or such other place as the Initial Purchaser may designate, at least 24 hours prior to the Closing Date.

                   4. Offering by the Initial Purchaser. The Initial Purchaser proposes to make an offering of the Securities at the price and upon the terms set forth in the Final Memorandum as soon as practicable after this Agreement is entered into and as in the sole judgment of the Initial Purchaser is advisable.

                   5. Covenants of the Company. The Company and, at and after the Effective Time, the Guarantors covenant and agree with the Initial Purchaser that:

                  (a) The Company will not amend or supplement the Final Memorandum or any amendment or supplement thereto of which the Initial Purchaser and counsel to the Initial Purchaser shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchaser shall not have given its consent, which consent shall not be unreasonably withheld. The Company will promptly, upon the reasonable request of the Initial Purchaser or counsel for the Initial Purchaser, make any amendments or supplements to the Preliminary Memorandum or the Final Memorandum that may be reasonably necessary or advisable in connection with the initial resale of the Securities by the Initial Purchaser.

                  (b) The Company will use reasonable efforts to consummate the Merger as soon as possible, taking into account all relevant factors including successful operation of the Company's business.

                  (c) The Company and, at and after the Effective Time, the Guarantors will cooperate with the Initial Purchaser in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchaser may designate and will continue such qualification in effect for as long as may be necessary to complete the resale of the Securities by the Initial Purchaser; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject the Company to any tax in any such jurisdiction where it is not then so subject.

                  (d) If, at any time prior to the completion of the distribution by the Initial Purchaser of the Notes or the Private Exchange Notes, any event occurs or information becomes known as a result of which the Final Memorandum as then amended or supplemented would include an untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Memorandum in order to comply with applicable law, the Company will promptly notify the Initial Purchaser thereof and will prepare, at the Company's expense, an amendment to the Final Memorandum that corrects such statement or omission or effects such compliance.

                  (e) The Company will, without charge, provide to the Initial Purchaser and to counsel for the Initial Purchaser as many copies of the Preliminary Memorandum and the Final Memorandum or any amendment or supplement thereto as the Initial Purchaser may reasonably request.

                  (f) The Company will apply the net proceeds from the sale of the Securities substantially as set forth under "Use of Proceeds" in the Final Memorandum.

                  (g) The Company will ensure that the capital contribution by Holdings of the full amount of the proceeds of the rollover of management and employee equity in ATC into equity of Holdings, as described in the Final Memorandum, occurs on or prior to the Effective Time.

                  (h) For so long as any Securities remain outstanding, the Company will furnish to the Initial Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or the holders of the

         Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

                  (i) Prior to the Closing Date, the Company will furnish to the Initial Purchaser, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim consolidated financial statements of the Company or ATC for any period subsequent to the period covered by its most recent financial statements appearing in the Final Memorandum.

                  (j) None of the Company nor any of its respective Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) that could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities.

                  (k) The Company will not, nor will the Company permit any of the Subsidiaries to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

                  (l) For so long as any of the Securities remain outstanding, the Company will make available, upon request, to any holder of such Securities and any prospective purchaser thereof the information specified in Rule 144A(d)(4) under the Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

                  (m) Each of the Company and, at and after the Effective Time, the Guarantors will use its commercially reasonable best efforts to (i) permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (the "NASD") relating to trading in the Private Offerings, Resales and Trading through Automated Linkages market (the "PORTAL Market") and (ii) permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

                  (n) In connection with any Notes offered and sold in an offshore transaction (as defined in Regulation S), the Company will not register any transfer of such Notes not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Notes in the form of definitive securities.

                  6. Expenses. The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to: (i) the printing, word processing or other production of documents with respect to such transactions, including any costs of printing the Preliminary Memorandum and the Final Memorandum and any amendments or supplements thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchaser of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) the preparation (including printing), issuance and delivery to the Initial Purchaser of any certificates evidencing the Securities, (v) the qualification of the Securities under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel up to $10,000 for the Initial Purchaser relating thereto, (vi) the expenses of the Company in connection with any meetings with prospective investors in the Securities, (vii) the fees and expenses of the Trustee, including fees and expenses of its counsel, and (viii) all expenses and listing fees incurred in connection with the application for quotation of the Securities on the PORTAL Market and (ix) any fees charged by investment rating agencies for the rating of the Securities. If the issuance and sale of the Securities provided for herein is not consummated because any condition to the obligation of the Initial Purchaser set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to
Section 11 hereof or because of any failure, refusal or inability on the part of the Company or the apparent inability of any Guarantor to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder (other than by reason of a default by the Initial Purchaser of its obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company will promptly reimburse the Initial Purchaser upon demand for all reasonable out-of-pocket expenses (including reasonable fees, disbursements and charges of Cahill Gordon & Reindel, counsel for the Initial Purchaser) that shall have been incurred by the Initial Purchaser in connection with the proposed purchase and sale of the Securities.

                  7. Conditions of the Initial Purchaser's Obligations. The obligation of the Initial Purchaser to purchase and pay for the Securities shall, in its sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

                  (a) On the Closing Date, the Initial Purchaser shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchaser, of Chadbourne & Parke LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Initial Purchaser, to the effect that:

                    (i) The Company is duly incorporated; each of the Company,
                  ATC and ATC's subsidiaries is validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Memorandum. Each of the Company, ATC and ATC's subsidiaries is duly qualified as a foreign corporation and in good standing in each jurisdiction set forth on a schedule attached to such opinion.

                    (ii) The Company has the authorized capital stock as set
                  forth under "Capitalization" in the Final Memorandum.

                    (iii) To the knowledge of such counsel, except as set forth in the Final Memorandum, (A) no options, warrants or other rights to purchase from the Company shares of capital stock or ownership interests in the Company are outstanding, (B) no agreements or other obligations of the Company to issue, or other rights to cause the Company to convert, any obligation into, or exchange any securities for, shares of capital stock or ownership interests in the Company are outstanding and (C) no holder of securities of the Company (other than the Registrable Notes) is entitled to have such securities registered under a registration statement filed by the Company pursuant to the Registration Rights Agreement and the Indenture (other than as set forth on Exhibit A hereto).

                    (iv) The Indenture is in sufficient form for qualification under the TIA; the Indenture has been duly and validly authorized, executed and delivered by the Company, and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                    (v) The Notes are in the form of Exhibit A to the Indenture with legends in the forms of Exhibits C, D or E to the Indenture. The Notes have each been duly and validly authorized, executed and delivered by the Company and, when paid for by the Initial Purchaser in accordance with the terms of this Agreement (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Notes by the Trustee in accordance with the Indenture), will constitute the valid and legally binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                    (vi) The Exchange Notes and the Private Exchange Notes and
                  the Guarantees to be endorsed on them have been duly and validly authorized by the Company, and when the Exchange Notes and the Private Exchange Notes have been duly executed and delivered by the Company and the Guarantees have been duly authorized, executed and delivered by the Guarantors, each in accordance with the terms of the Registration Rights Agreement and the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Exchange Notes and the Private Exchange Notes by the Trustee in accordance with the Indenture and also assuming the due authorization, execution and delivery of the Guarantees and the Supplemental Indenture by the Guarantors), will constitute the valid and legally binding obligations of the Company and the Guarantors, respectively, entitled to the benefits of the Indenture, and enforceable against the Company and the Guarantors, respectively, in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                    (vii) The Company has all requisite corporate power and
                  authority to execute, deliver and perform its obligations under the Merger Agreement (to the extent a party thereto), the Registration Rights Agreement and the Credit Agreement; the Merger Agreement (to the extent a party thereto), the Registration Rights Agreement and the Credit Agreement have each been duly and validly authorized, executed and delivered by the Company, and (assuming due authorization, execution and delivery thereof by the Initial Purchaser in the case of the Registration Rights Agreement and the banks party thereto in the case of the Credit Agreement) constitutes the valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

                    (viii) The Company has all requisite corporate power and
                  authority to execute, deliver and perform its obligations under this Agreement and the Merger Agreement and to consummate the transactions contemplated hereby and thereby; this Agreement and the Merger Agreement and the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby have been duly and validly authorized by the Company. This Agreement and the Merger Agreement have been duly executed and delivered by the Company.

                    (ix) The Indenture, the Notes, the Exchange Notes, the
                  Guarantees, the Registration Rights Agreement, the Merger Agreement and the Credit Agreement conform as to legal matters in all material respects to the descriptions thereof contained in the Final Memorandum.

                    (x) To the knowledge of such counsel, except as described in the Final Memorandum, no legal or governmental proceedings are pending or threatened to which the Company or any Guarantor is a party or to which the property or assets of the Company or any Guarantor is subject which would be required under the Act to be described in a registration statement or in a prospectus, or which seek to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Notes to be sold hereunder or the consummation of the Merger or the consummation of the other transactions described in the Final Memorandum.

                    (xi) To the knowledge of such counsel, the Company is not in violation of its certificate of incorporation or bylaws, except for any such breach, default, violation or event which would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

                    (xii) Except as set forth in the Final Memorandum, the
                  execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement, the Merger Agreement and the Credit Agreement and the consummation of the Tender Offer, the Merger, the issuance and sale of the Notes to the Initial Purchaser, registration of the Notes under the Act, registra-tion of the Exchange Notes and Private Exchange Notes under the Act and borrowings under the Credit Agreement (expressing no opinion as to the compliance or non-compliance, or the effect of non-compliance, with any financial tests, ratios or covenants) will not constitute or result in a breach or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of or cause an acceleration of any obligation under or result in the imposition or creation of (or the obligation to create or impose) a lien on any property or assets of the Company, ATC or any Guarantor with respect to (i) the terms or provisions of any of the terms or provisions of any contract described in the Final Memorandum (such contracts, the "Material Contracts" (expressing no opinion as to the compliance or non-compliance, or the effect of non-compliance, with any financial tests, ratios or covenants)), except for any such conflict, breach, violation, default or event which would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect and except for requirements to prepay the 8.18% Senior Secured Notes and Existing Credit Facility in the manner described in the Final Memorandum upon consummation of the Merger, (ii) the certificate of incorporation or bylaws of the Company or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof, the accuracy of the representations and warranties of the Company herein, the performance by the Company and the Initial Purchaser of their agreements herein and compliance with federal securities laws in connection with obligations under the Registration Rights Agreement) any statute, judgment, decree, order, rule or regulation known to such counsel to be applicable to the Company, ATC or any Guarantor and to transactions of the type contemplated by the Final Memorandum, except for any such conflict, breach or violation which would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

                    (xiii) Assuming the truthfulness and accuracy of the
                  representations and warranties of the Company and the Initial Purchaser and assuming compliance by the Company and the Initial Purchaser with their agreements herein, to the knowledge of such counsel, no consent, approval, authorization or order of any governmental authority is required for the issuance and sale by the Company of the Notes to the Initial Purchaser or the Merger or the Holdings Equity Contribution or the Preferred Stock Offering or the rollover of management and employee equity in ATC into equity of Holdings, except (i) in connection with the registration under the Act of the Notes, and the Private Exchange Notes, if applicable, pursuant to the Registration Rights Agreement, (ii) the qualification of the Indenture under the TIA in connection with the issuance of the Notes, (iii) such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits (x) as have been obtained and made, (y) as may be required under state securities or blue sky laws, as to which such counsel need express no opinion, or (x) as would not, if not obtained, be reasonably likely to have a Material Adverse Effect, or (iv) the approval of the Merger by the shareholders of ATC and Acquisition Corp.

                    (xiv) None of the Company or the Guarantors is, or
                  immediately after the sale of the Notes to be sold hereunder and the application of the proceeds from such sale (as described in the Final Memorandum under the caption "Use of Proceeds") will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                    (xv) No registration under the Act of the Notes is required in connection with the sale of the Notes to the Initial Purchaser as contemplated by this Agreement and the Final Memorandum or in connection with the initial resale of the Notes by the Initial Purchaser in accordance with Section 8 of this Agreement, and prior to the commencement of the Exchange Offer (as defined in the Registration Rights Agreement) or the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), the Indenture is not required to be qualified under the TIA, in each case assuming
                  (i) that the purchasers who buy such Notes in the initial resale thereof are QIBs, (ii) the accuracy of the Initial Purchaser's representations in Section 8 and those of the Company contained in this Agreement regarding the absence of a general solicitation in connection with the sale of such Notes to the Initial Purchaser and the initial resale thereof, and
                  (iii) the due performance by the Initial Purchaser of the agreements set forth in Section 8 hereof and the offering and transfer procedures set forth in the Final Memorandum.

                    (xvi) Neither the consummation of the transactions
                  contemplated by this Agreement nor the sale, issuance, execution or delivery of the Notes will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                    (xvii) To the knowledge of such counsel, except as set forth in the Final Memorandum, upon the effectiveness of the Merger, no holder of securities of ATC or any ATC Subsidiary (other than the Registrable Notes) is entitled to have such securities registered under a registration statement filed by ATC pursuant to the Registration Rights Agreement.

                    (xviii) The Merger Agreement and Letter Agreement have been duly and validly authorized, executed and delivered by ATC, and (assuming the due authorization, execution and delivery thereof by the other parties thereto) constitutes the valid and legally binding agreement of ATC, enforceable against it in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                    (xix) To the knowledge of such counsel, except as described in the Final Memorandum, no legal or governmental proceedings are pending or threatened to which ATC or any ATC Subsidiary is a party or to which the property or assets of ATC or any ATC Subsidiary is subject which would be required under the Act to be described in a registration statement or in a prospectus or which seek to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Notes to be sold hereunder or the consummation of the Merger or the consummation of the other transactions described in the Final Memorandum.

                    (xx) Except as set forth in the Final Memorandum, the
                  execution, delivery and performance of the Merger Agreement and the Letter Agreement and the consummation of the transactions contemplated thereby will not constitute or result in a breach or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of or cause an acceleration of any obligation under or result in the imposition or creation of (or the obligation to create or impose) a lien on any property or assets of ATC or any ATC Subsidiary with respect to (i) the terms or provisions of any contract described in the Final Memorandum (such contracts, the "ATC Material Contracts" (expressing no opinion as to the compliance or non-compliance, or the effect of non-compliance, with any financial tests, ratios or covenants)), except for any such conflict, breach, violation, default or event which would not, individually or in the aggregate, be reasonably likely to have an ATC Material Adverse Effect, (ii) the certificate of incorporation or bylaws of ATC or any ATC Subsidiary, or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof and assuming the accuracy of the representations and warranties of ATC in the Letter Agreement and, after the Effective Time, herein) any statute, judgment, decree, order, rule or regulation known to such counsel to be applicable to ATC or any ATC Subsidiary and to transactions of the type contemplated by the Final Memorandum, except for any such conflict, breach or violation which would not, individually or in the aggregate, be reasonably likely to have an ATC Material Adverse Effect.

                    (xxi) Each of ATC and its subsidiaries is duly incorporated.

                    (xxii) Each of ATC and its subsidiaries has all requisite
                  corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Registration Rights Agreement, the Indenture, the Supplemental Indenture, the Guarantees and the Credit Agreement.

                    (xxiii) To the knowledge of such counsel, neither ATC nor
                  any of its subsidiaries is in violation of its certificate of incorporation or bylaws, except for any such breach, default, violation or event which would not, individually or in the aggregate, be reasonably likely to have an ATC Material Adverse Effect.

                    (xxiv) The execution, delivery and performance of this
                  Agreement, the Indenture, the Supplemental Indenture, the Guarantees, the Registration Rights Agreement, the Merger Agreement and the Credit Agreement and the consummation of the Tender Offer, the Merger, the assumption by ATC and the Guarantors of obligations under the Indenture and the Notes, the Guarantee of the Notes by the Guarantors, registration of the Securities under the Act, registration of the Exchange Notes and Private Exchange Notes under the Act and borrowings under the Credit Agreement, will not constitute or result in a breach or violation of the certificate of incorporation or bylaws of the ATC or any of its Subsidiaries.

                    (xxv) Except as set forth in the Final Memorandum, ATC owns, directly or indirectly, all of the outstanding shares of capital stock of its subsidiaries free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting.

                  At the time the foregoing opinion is delivered, such counsel shall additionally state that it has participated in conferences with officers and other representatives of the Company and ATC, representatives of the independent public accountants for the Company and ATC, representatives of the Initial Purchaser and counsel for the Initial Purchaser, at which conferences the contents of the Final Memorandum and related matters were discussed, and, although it has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum (except to the extent specified in subsection 7(a)(x)), no facts have come to its attention which lead it to believe that the Final Memorandum, on the date thereof or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (it being understood that such firm need express no opinion with respect to the financial statements and related notes thereto and the other financial, statistical, accounting, reserve and well data included in the Final Memorandum). The opinion of such counsel described in this Section shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

                  References to the Final Memorandum in this subsection (a) shall include any amendment or supplement thereto prepared in accordance with the provisions of this Agreement at the Closing Date.

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal laws of the United States and the laws of the States of New York and the Delaware General Corporation Law (the "DGCL"). Such counsel may also state that with respect to the opinions as to the DGCL and the laws of jurisdictions other than New York, such counsel has relied on the opinion of local counsel of the Company. Such counsel may also state that, insofar as such opinion involves factual matters, such counsel have relied, to the extent they deem proper, upon certificates of officers of the Company and ATC and certificates of public officials; provided that such certificates have been provided to the Initial Purchaser. Furthermore, the opinions in (xxi) through (xxv), above, may be rendered by John Smith, Esq., General Counsel of ATC; John Smith, Esq. may also render the opinions in (i) above, insofar as they relate to subsidiaries incorporated in jurisdictions other than Delaware and New York.

                  (b) The Initial Purchaser shall have received an opinion, dated the Closing Date, of Cahill Gordon & Reindel, counsel for the Initial Purchaser, with respect to certain legal matters relating to this Agreement, and such other related matters as the Initial Purchaser may reasonably require. In rendering such opinion, Cahill Gordon & Reindel shall have received and may rely upon such certificates and other documents and information as they may reasonably request to pass upon such matters.

                  (c) The Initial Purchaser shall have received from Deloitte & Touche, LLP ("Deloitte"), independent public accountants for ATC, and from Arthur Andersen LLP and Ernst & Young LLP, as independent public accountants for EWI and BCM Engineers, Inc., respectively, comfort letters, dated the date hereof and a comfort letter from Deloitte dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser and counsel for the Initial Purchaser.

                  (d) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date; the Company shall have performed in all material respects all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as set forth in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof) subsequent to the date of the most recent financial statements in such Final Memorandum, there shall have been no event or development that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

                  (e) The issuance and sale of the Securities pursuant to this Agreement shall not be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued or, except for the action set forth in the Final Memorandum under "Business -- Legal Proceedings -- Recent Proceedings," any action, suit or proceeding shall have been commenced with respect to this Agreement before any court or governmental authority.

                  (f) The Initial Purchaser shall have received certificates, dated the Closing Date, signed on behalf of the Company by its President and its Secretary to the effect that, to their knowledge:

                    (i) The representations and warranties of the Company in
                  this Agreement are true and correct in all material respects as if made on and as of the Closing Date, and the Company has performed in all material respects all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                    (ii) At the Closing Date, since the date hereof or since the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or events have occurred, no information has become known nor does any condition exist that, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect or an ATC Material Adverse Effect; and

                    (iii) The sale of the Securities hereunder has not been
                  enjoined (temporarily or permanently).

                  (g) The Initial Purchaser shall have received certificates, dated the Closing Date, signed on behalf of ATC by its Senior Vice Presidents Nicholas Malino and Christopher Vincze to the effect that, to their knowledge:

                    (i) The representations and warranties of ATC in the Letter
                  Agreement are true and correct in all material respects as if made on and as of the Closing Date;

                    (ii) At the Closing Date, since the date hereof or since the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or events have occurred, no information has become known nor does any condition exist that, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect or an ATC Material Adverse Effect; and

                    (iii) The sale of the Securities hereunder has not been
                  enjoined (temporarily or permanently).

                    (iv) the schedule attached to the opinion of Chadbourne &
                  Parke, dated the closing date, sets forth each of the subsidiaries of ATC and, for each of ATC and its subsidiaries, each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect or an ATC Material Adverse Effect.

                  (h) On the Closing Date, the Initial Purchaser shall have received the Registration Rights Agreement executed by the Company and such agreement shall be in full force and effect at all times from and after the Closing Date.

                  (i) The Indenture shall have been duly executed and delivered by the Company and the Trustee, and the Notes shall have been duly executed by the Company and duly authenticated by the Trustee.

                  (j) The Initial Purchaser shall have received a true and correct copy of the Company's Credit Agreement, dated and executed on or prior to the Closing Date (the "Credit Agreement"), in substantially the form described in the Final Memorandum and on and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement and the application of the proceeds received by the Company from the sale of the Notes) no condition shall exist that would constitute a Default or an Event of Default (each as defined in the Credit Agreement) under the Credit Agreement.

                  (k) The Initial Purchaser shall have received a true and correct copy of an agreement between Holdings and the Company, dated and executed on or prior to the Closing Date, providing for the capital contribution, on or prior to the Effective Time, by Holdings to Acquisition Corp. of the full amount of the proceeds of any rollover of management and employee equity in ATC into equity of Holdings, and no condition shall exist on the Closing Date that is reasonably likely to prevent such rollover (as such rollover is described in the Final Memorandum).

                  (l) On or prior to the Closing Date, there shall have been delivered to the Initial Purchaser true and correct copies of the Tender Offer Documents, which Tender Offer Documents (except for any such Tender Offer Documents dated and delivered to the Initial Purchaser prior to the date hereof) shall be in form and substance reasonably satisfactory to the Initial Purchaser and shall be in full force and effect. All material conditions precedent to the consummation of the Tender Offer as contained in the Offer to Purchase shall have been satisfied (and not waived without the consent of the Initial Purchaser, which consent shall not be unreasonably withheld), and any amendment (except for any such Tender Offer Documents dated and delivered to the Initial Purchaser prior to the date hereof) to the Tender Offer Documents shall be required to be reasonably satisfactory in form and substance to the Initial Purchaser.

                  (m) On or prior to the Closing Date, (i) the Tender Offer shall have been consummated in accordance with the Offer to Purchase and all applicable laws, (ii) all shares that have been tendered to the Company pursuant to the Offer to Purchase shall have been validly tendered and not withdrawn and shall be available for purchase by, and shall have been purchased by, the Company in accordance with the terms and conditions set forth in the Offer to Purchase and (iii) such tendered Shares shall be transferable to purchaser with good title and shall be free and clear of Liens and incumbencies created by the Company or its affiliates. After giving effect to the consummation of the purchase of the Shares pursuant to the Tender Offer, the Company shall own and control that number of shares as shall be necessary to permit the Company to approve the Merger without the affirmative vote or approval of any other Person, and there shall be no applicable statute or other restriction (other than provisions of the Delaware General Corporation Law and proxy rules under Section 14 of the Securities Exchange Act of 1934, as amended) which would prohibit, materially restrict or materially delay the consummation of the Merger or would be reasonably likely to make the consummation of the Merger economically unfeasible. In addition, any state anti-takeover law regulating the Acquisition shall have been complied with or shall have been determined by the Initial Purchaser to be invalid or inapplicable to the Tender Offer and the Merger. At the time of the consummation of the Tender Offer, neither the fair price provisions under applicable law nor the fair price provisions of ATC's articles of incorporation shall require a higher price be paid for Shares in the Merger than that paid in the Tender Offer, which price, in any event, shall not exceed that amount set forth in the Offer to Purchase and the Merger Agreement as in effect at the Effective Time.

                  (n) The Initial Purchaser shall have received a true and correct copy of the Merger Agreement. The Merger Agreement as received by the Initial Purchaser shall remain in full force and effect and shall not have been amended, altered or modified and each party thereto shall have performed in all material respects each of its obligations thereunder to be performed by it on or prior to the Closing Date (without giving effect to any waiver or consent to the modification of any term thereof).

                  (o) The Letter Agreement shall have been duly executed and delivered by ATC.

                  (p) (i) Holdings shall have received gross cash proceeds of at least $30,000,000 from the sales of its common and preferred equity, as described in the Final Memorandum (the "Equity Financing"), (ii) Holdings shall have contributed the full amount of the gross cash proceeds received by it from the Equity Financing, plus the full amount of any proceeds received on or prior to the Closing Date from investments in Holdings by existing management and employees of ATC, to the capital of Acquisition Corp. as a common equity contribution, (iii) Acquisition Corp. shall have utilized the full amount of such cash contribution to make payments owing in connection with the Tender Offer and (iv) the components of the Equity Financing (including the Preferred Stock and Warrants) shall be substantially in the form described in the Final Memorandum.

                  (q) On or before the Closing Date, the Initial Purchaser and counsel for the Initial Purchaser shall have received such further documents, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and ATC as they shall have heretofore reasonably requested from the Company, ATC and the Guarantors.

                  (r) On or prior to the Closing Date, the Initial Purchaser shall have received a solvency opinion from Houlihan & Lokey, which solvency opinion shall be in form and substance reasonably satisfactory to the Initial Purchaser and shall set forth the conclusions that, after giving effect to the Transactions, each of Holdings and its

         Subsidiaries on a consolidated basis and Acquisition Corp. and its Subsidiaries on a consolidated basis, is not insolvent, will not be rendered insolvent by the indebtedness incurred in connection therewith, will not be left with unreasonably small capital with which to engage in their business and will not have incurred debts beyond their ability to pay such debts as they mature.

                  All such documents, opinions, certificates and schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchaser and counsel for the Initial Purchaser. The Company shall furnish to the Initial Purchaser such conformed copies of such documents, opinions, certificates and schedules or instruments in such quantities as the Initial Purchaser shall reasonably request.

                  8. Offering of Securities; Restrictions on Transfer. The Initial Purchaser represents and warrants that it is a QIB. The Initial Purchaser agrees with the Company that (i) it has not and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States, persons whom the Initial Purchaser reasonably believes to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign Purchaser," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); provided, however, that in the case of this clause (B), in purchasing such Securities such persons are deemed to have represented and agreed as provided under the caption "Transfer Restrictions" contained in the Final Memorandum.

                  9. Indemnification and Contribution. (a) The Company and the Guarantors agree, jointly and severally, to indemnify and hold harmless the Initial Purchaser and the affiliates, directors, officers, agents, representatives and employees of the Initial Purchaser, and each other person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Initial Purchaser or any such affiliate, director, officer, agent, representative, employee or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

           (i) any untrue statement or alleged untrue statement of any material fact contained in (A) any Memorandum or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or any Guarantor or based upon written information furnished by or on behalf of the Company or any Guarantor filed in any jurisdiction in order to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with any securities association or securities exchange (each, an "Application"); or

           (ii) the omission or alleged omission to state, in any Memorandum or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse, as incurred, the Initial Purchaser and each such affiliate, director, officer, agent, representative and employee and each such controlling person for any legal or other expenses reasonably incurred by the Initial Purchaser, such affiliate, director, officer, agent, representative or employee or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantors will not be liable (i) in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Memorandum or any amendment or supplement thereto, or any Application, in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser specifically for use therein or (ii) with respect to the Preliminary Memorandum, to the extent that any such loss, claim, damage or liability arises solely from the fact that the Initial Purchaser sold Securities to a person to whom there was not sent or given a copy of the Final Memorandum (as amended or supplemented) at or prior to the written confirmation of such sale if the Company shall have previously furnished copies thereof to the Initial Purchaser in accordance with Section 5(d) hereof and the Final Memorandum (as amended or supplemented) would have corrected any such untrue statement or omission. This indemnity agreement will be in addition to any liability that the Company and the Guarantors may otherwise have to the indemnified parties. The Company and the Guarantors shall not be liable under this subsection (a) for any settlement of any claim or action effected without its consent, which consent shall not be unreasonably withheld or delayed.

                  The Initial Purchaser shall not, without the prior written consent of the Company and the Guarantors, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Company and the Guarantors are or could have been a party, or indemnity could have been sought hereunder by the Company and the Guarantors, unless such settlement (A) includes an unconditional written release of the Company and the Guarantors, in form and substance reasonably satisfactory to the Company and the Guaran-tors, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Company or the Guarantors.

                  (b) The Initial Purchaser agrees to indemnify and hold harmless the Company and the Guarantors, its respective affiliates, directors, officers, agents, representatives and employees and each other person, if any, who controls the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any Guarantor or any such affiliate, director, officer, agent, representative, employee or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendments or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any Memorandum or any amendment or supplement thereto, or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company by the Initial Purchaser specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any Guarantor or any such affiliate, director, officer, agent, representative, employee or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchaser may otherwise have to the indemnified parties. The Initial Purchaser shall not be liable under this
Section 9 for any settlement of any claim or action effected without its consent, which consent shall not be unreasonably withheld or delayed.

                  The Company and the Guarantors shall not, without the prior written consent of the Initial Purchaser, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Initial Purchaser is or could have been a party, or indemnity could have been sought hereunder by the Initial Purchaser, unless such settlement (A) includes an unconditional written release of the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Initial Purchaser.

                  (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action for which such indemnified party is entitled to in-demnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under subsection (a) or (b) above or (d) below unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in subsections (a) and (b) above or (d) below. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchaser in the case subsection (a) of this Section 9 or the Company in the case of subsection (b) of this Section 9, representing the indemnified parties under such subsection (a) or subsection (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.

                  (d) In circumstances in which the indemnity agreement provided for in the preceding subsections of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand, or the Initial Purchaser on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Guarantors and the Initial Purchaser agree that it would not be just and equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this subsection (d). Notwithstanding any other provision of this subsection
(d), the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by the Initial Purchaser under this Agreement, less the aggregate amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection (d), each affiliate, director, officer, agent, representative and employee of the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each affiliate, director, officer, agent, representative and employee of the Company and the Guarantors and each person, if any, who controls the Company or an Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Guarantors.

                  10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, the Guarantors, its officers and the Initial Purchaser set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, the Guarantors, any of its officers or directors, the Initial Purchaser or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

                  11. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchaser by notice to the Company given prior to the Closing Date in the event that the Company shall have failed, refused or been unable to perform, in all material respects, all obligations and satisfy, in all material respects, all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

           (i) except in each case as described in the Final Memorandum (exclusive of any amendment or supplement thereto), either (x) the Company or any Guarantor or ATC or any ATC Subsidiary shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchaser, has had or has a Material Adverse Effect or ATC Material Adverse Effect, or (y) there shall have been, in the sole judgment of the Initial Purchaser, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Company) or ATC Material Adverse Effect (including without limitation a change in control of ATC other than pursuant to the Offer to Purchase);

           (ii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market shall have been suspended or maximum or minimum prices shall have been established on any such exchange or market;

           (iii) a banking moratorium shall have been declared by New York or United States authorities;

           (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency or (C) any material change in the financial markets of the United States that, in the case of (A), (B) or (C) above and in the sole judgment of the Initial Purchaser, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Final Memorandum;

           (v) any securities of the Company or ATC shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization;

           (vi) the Company shall have withdrawn or modified the offer to purchase made pursuant to the Offer to Purchase without the consent of the Initial Purchaser; or

           (vii) any party to the Merger Agreement shall have terminated, or taken steps to terminate, such Merger Agreement or its obligations thereunder.

           (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

                  12. Information Supplied by the Initial Purchaser. The statements set forth in the last paragraph of the cover page and the third, fifth, sixth and seventh paragraphs of the section entitled "Private Placement" constitute the only information furnished by the Initial Purchaser to the Company for the purposes of Sections 2(a) and 9 hereof.

                  13. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchaser, shall be mailed or delivered or telecopied and confirmed in writing to BT Alex. Brown Incorporated, One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006, Attention: Corporate Finance Department, and if sent to the Company or the Guarantors, shall be mailed, delivered or telecopied and confirmed in writing to the Company at:
Acquisition Corp., c/o Weiss, Peck & Greer, L.L.C., One New York Plaza, New York, New York 10004, Attention: President.

                  14. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company, the Guarantors and their respective successors, assigns and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the Initial Purchaser, the Company, the Guarantors and their respective successors, assigns and legal representatives and for the benefit of no other person except that (i) the indemnities of the Company and the Guarantors contained in Section 9 of this Agreement shall also be for the benefit of the affiliates, directors, officers, agents, representatives and employees of the Initial Purchaser and any person or persons who control the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchaser contained in Section 9 of this Agreement shall also be for the benefit of the affiliates, directors, officers, agents, representatives and employees of the Company and the Guarantors and any person or persons who control the Company or any Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of any of the Securities from the Initial Purchaser will be deemed a successor because of such purchase.

                  15. Guarantor Execution. The Company shall cause each of the Guarantors to execute and deliver this Agreement, the Registration Rights Agreement, the Supplemental Indenture and the Guarantees concurrently with the Effective Time and the Guarantors shall execute each of the foregoing in consideration of, among other things, consummation of the Offering and Merger; provided, however, that all obligations of the Guarantors arising under this Agreement (including indemnity obligations) shall be as of the date first written above and all representations and warranties of the Guarantors herein shall be as of the date first written above and the Closing Date. In the event of a breach by the Company of its obligations under this Section 15, the Company agrees that monetary damages would not be adequate compensation for any loss or damage incurred by such breach and hereby further agrees that, in the event of an action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  16. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

                  17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Guarantors and the Initial Purchaser.

                                             Very truly yours,

                                             THE COMPANY:

                                             ACQUISITION CORP.


                                             By:   /s/ Wesley W. Lang, Jr.
                                                ---------------------------
                                                Name:  Wesley W. Lang, Jr.
                                                Title: President


                                             THE GUARANTORS:


                                             ATC BLATTERT INC., a South
                                             Dakota corporation, as
                                             Guarantor


                                             By:   /s/ Nicholas J. Malino
                                                ---------------------------
                                                Name:  Nicholas J. Malino
                                                Title: President


                                             ATC CONSTRUCTION SERVICES INC.,
                                             a Massachusetts corporation,
                                             as Guarantor


                                             By:   /s/ Nicholas J. Malino
                                                ---------------------------
                                                Name:  Nicholas J. Malino
                                                Title: Vice President

                                             ATC ENVIRONMENTAL INC., a
                                             Delaware corporation, as Guarantor


                                             By:   /s/ Nicholas J. Malino
                                                ---------------------------
                                                Name:  Nicholas J. Malino
                                                Title: President


                                             ATC INSYS TECHNOLOGY INC., a
                                             Delaware corporation, as
                                             Guarantor


                                             By:   /s/ Nicholas J. Malino
                                                 ---------------------------
                                                Name:  Nicholas J. Malino
                                                Title: Chief Executive Officer


                                             ATC MANAGEMENT INC., a South
                                             Dakota corporation, as
                                             Guarantor


                                             By:   /s/ Nicholas J. Malino
                                                ----------------------------
                                                Name:  Nicholas J. Malino
                                                Title: President


                                             ATC NEW ENGLAND CORP., a
                                             Delaware corporation, as
                                             Guarantor


                                             By:   /s/ Nicholas J. Malino
                                                ----------------------------
                                                Name:  Nicholas J. Malino
                                                Title: President


                                             BING YEN & ASSOCIATES, INC., a
                                             California corporation, as
                                             Guarantor


                                             By:   /s/ Nicholas J. Malino
                                                ----------------------------
                                                Name:  Nicholas J. Malino
                                                Title: Chief Executive Officer

                                             ENVIRONMENTAL WARRANTY, INC., a
                                             Connecticut corporation, as
                                             Guarantor


                                             By:   /s/ Nicholas J. Malino
                                                ---------------------------
                                                Name:  Nicholas J. Malino
                                                Title: Vice President


                                             HYGEIA LABORATORIES INC., a
                                             Delaware corporation, as
                                             Guarantor


                                             By:   /s/ Nicholas J. Malino
                                                ---------------------------
                                                Name:  Nicholas J. Malino
                                                Title: President


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


BT ALEX. BROWN INCORPORATED


By:   /s/ Daniel McCready
   -------------------------
   Name:  Daniel McCready
   Title: Managing Director

                                                                  Exhibit A

                                                      CONFORMED AS EXECUTED
   ----------------------------------------------------------------------------



                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of January 29, 1998

                                      Among

                                ACQUISITION CORP.

                                       and

                           THE GUARANTORS NAMED HEREIN

                                   as Issuers


                                       and

                           BT ALEX. BROWN INCORPORATED

                              as Initial Purchaser


                     12% Senior Subordinated Notes due 2008



-------------------------------------------------------------------------------

                          REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement (this "Agreement") is dated as of January 29, 1998, among ACQUISITION CORP., a Delaware corporation (the "Company"), as issuer, ATC BLATTERT INC., a South Dakota corporation, ATC CONSTRUCTION SERVICES INC., a Massachusetts corporation, ATC ENVIRONMENTAL INC., a Delaware corporation, ATC INSYS TECHNOLOGY INC., a Delaware corporation, ATC MANAGEMENT INC., a South Dakota corporation, ATC NEW ENGLAND CORP., a Delaware corporation, BING YEN & ASSOCIATES, INC., a California corporation, ENVIRONMENTAL WARRANTY INC., a Connecticut corporation, and HYGEIA LABORATORIES INC., a Delaware corporation, as guarantors (the "Guarantors," and together with the Company, the "Issuers"), and BT ALEX.
BROWN INCORPORATED, as initial purchaser (the "Initial Purchaser").

                  This Agreement is entered into in connection with the Purchase Agreement, dated as of January 22, 1998, among the Issuers and the Initial Purchaser (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchaser of $100,000,000 aggregate principal amount of the Company's 12% Senior Subordinated Notes due 2008 (the "Notes"), guaranteed by the Guarantors (the "Guarantees"). In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Issuers have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchaser and any subsequent holder or holders of the Notes. The execution and delivery of this Agreement is a condition to the Initial Purchaser's obligation to purchase the Notes under the Purchase Agreement.

                  The parties hereby agree as follows:

                  1. Definitions

                  As used in this Agreement, the following terms shall have the following meanings:

                  Additional Interest: See Section 4 hereof.

                  Advice: See the last paragraph of Section 5 hereof.

                  Agreement: See the introductory paragraphs hereto.

                  Applicable Period: See Section 2 hereof.

                  Effectiveness Date: The 130th day after the Issue Date

                  Effectiveness Period: See Section 3(a) hereof.

                  Event Date: See Section 4(b) hereof.

                  Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  Exchange Notes: See Section 2 hereof.

                  Exchange Offer: See Section 2 hereof.

                  Exchange Offer Registration Statement: See Section 2 hereof.

                  Filing Date: (A) If no Exchange Offer Registration Statement has been filed by the Issuers pursuant to this Agreement, the 60th day after the Issue Date; provided, however, that if a Shelf Notice is given within 10 days of the Filing Date, then the Filing Date with respect to the Initial Shelf Registration shall be the 30th calendar day after the date of the giving of such Shelf Notice; and (B) in each other case (which may be applicable notwithstanding the consummation of the Exchange Offer), the 30th day after the delivery of a Shelf Notice.

                  Holder: Any holder of a Registrable Note or Registrable Notes.

                  Indemnified Person: See Section 7(c) hereof.

                  Indemnifying Person: See Section 7(c) hereof.

                  Indenture: The Indenture, dated as of January 29, 1998, by and among the Issuers and State Street Bank and Trust Company, as Trustee, pursuant to which the Notes and the Guarantees are being issued, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

                  Initial Purchaser: See the introductory paragraphs hereto.

                  Initial Shelf Registration: See Section 3(a) hereof.

                  Inspectors: See Section 5(n) hereof.

                  Issue Date: January 29, 1998, the date of original issuance of the Notes.

                  Issuers: See the introductory paragraphs hereto.

                  NASD: See Section 5(r) hereof.

                  Offering Memorandum: The final offering memorandum of the Company dated January 22, 1998, in respect of the offering of the Notes.

                  Participant: See Section 7(a) hereof.

                  Participating Broker-Dealer: See Section 2(b) hereof.

                  Person: An individual, trustee, corporation, partnership, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

                  Private Exchange: See Section 2(b) hereof.

                  Private Exchange Notes: See Section 2(b) hereof.

                  Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  Purchase Agreement: See the introductory paragraphs hereof.

                  Records: See Section 5(m) hereof.

                  Registrable Notes: Each Note upon its original issuance and at all times subsequent thereto, each Exchange Note as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, until (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(iv) hereof is applicable, the Exchange Offer Registration Statement) covering such Note, Exchange Note or Private Exchange Note has been declared effective by the SEC and such Note, Exchange Note or such Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note has been exchanged pursuant to the Exchange Offer for an Exchange Note or Exchange Notes that may be resold without restriction other than prospectus delivery requirements for Participating Broker/Dealers under state and federal securities laws, (iii) such Note, Exchange Note or Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture or (iv) such Note, Exchange Note or Private Exchange Note, as the case may be, may be resold without restriction pursuant to Rule 144 under the Securities Act.

                  Registration Statement: Any registration statement of the Company and/or the Guarantors that covers any of the Notes, the Exchange Notes or the Private Exchange Notes (and the related Guarantees) filed with the SEC under the Securities Act, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of the issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

                  Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144) or regulation hereafter adopted by the SEC.

                  Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  SEC: The Securities and Exchange Commission.

                  Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  Shelf Notice: See Section 2(c) hereof.

                  Shelf Registration: See Section 3(b) hereof.

                  Subsequent Shelf Registration: See Section 3(b) hereof.

                  TIA: The Trust Indenture Act of 1939, as amended.

                  Trustee: The trustee under the Indenture and the trustee (if any) under any indenture governing the Exchange Notes and Private Exchange Notes.

                  Underwritten registration or underwritten offering: A registration in which securities of one or more of the Issuers are sold to an underwriter for reoffering to the public.

                  2. Exchange Offer

                  (a) The Issuers shall file with the SEC, no later than the Filing Date, a Registration Statement (the "Exchange Offer Registration Statement") on an appropriate registration form with respect to a registered offer (the "Exchange Offer") to exchange any and all of the Registrable Notes for a like aggregate principal amount of notes of the Company, guaranteed by the Guarantors, that are identical in all material respects to the Notes, except that the Exchange Notes shall contain no restrictive legend thereon (the "Exchange Notes"), and which are entitled to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with the TIA) and which, in either case, has been qualified under the TIA. The Exchange Offer shall comply with all applicable tender offer rules and regulations under the Exchange Act and other applicable law. The Issuers shall use their commercially reasonable best efforts to (x) cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for at least 20 days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) consummate the Exchange Offer on or prior to the 45th day following the date on which the Exchange Offer Registration Statement is declared effective by the SEC. If, after the Exchange Offer Registration Statement is initially declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, the Exchange Offer Registration Statement shall be deemed not to have become effective for purposes of this Agreement.

                  Each Holder that participates in the Exchange Offer will be required, as a condition to its participation in the Exchange Offer, to represent to the Company in writing (which may be contained in the applicable letter of transmittal) that any Exchange Notes to be received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes in violation of the provisions of the Securities Act, and that such Holder is not an affiliate of the Company within the meaning of the Securities Act.

                  Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Notes that are Private Exchange Notes, Exchange Notes as to which Section 2(c)(iv) is applicable and Exchange Notes held by Participating Broker-Dealers (as defined), and the Issuers shall have no further obligation to register

         Registrable Notes (other than Private Exchange Notes and other than in respect of any Exchange Notes as to which clause 2(c)(iv) hereof applies) pursuant to Section 3 hereof. No securities other than the Exchange Notes and Guarantees shall be included in the Exchange Offer Registration Statement.

                  (b) The Issuers shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchaser, which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies represent the prevailing views of the staff of the SEC. Such "Plan of Distribution" section shall also expressly permit, to the extent permitted by applicable policies and regulations of the SEC, the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including, to the extent permitted by applicable policies and regulations of the SEC, all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes in compliance with the Securities Act.

                  The Issuers shall use their commercially reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Notes covered thereby; provided, however, that such period shall not exceed 45 days after such Exchange Offer Registration Statement is declared effective (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").

                  If, prior to consummation of the Exchange Offer, any Holder holds any Notes acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled by law to participate in the Exchange Offer, the Company upon the request of any such Holder shall simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to any such Holder, in exchange (the "Private Exchange") for such Notes held by any such Holder, a like principal amount of notes (the "Private Exchange Notes") of the Company, guaranteed by the Guarantors, if applicable, that are identical in all material respects to the Exchange Notes except for the placement of a restrictive legend on such Private Exchange Notes. The Private Exchange Notes shall be issued pursuant to the same indenture as the Exchange Notes and bear the same CUSIP number as the Exchange Notes.

                  In connection with the Exchange Offer, the Issuers shall:

                    (i) mail, or cause to be mailed, to each Holder of record
                  entitled to participate in the Exchange Offer a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                    (ii) use their commercially reasonable best efforts to keep the Exchange Offer open for not less than 20 days after the date that notice of the Exchange Offer is mailed to Holders (or longer if required by applicable law);

                    (iii) utilize the services of a depositary for the Exchange
                  Offer with an address in the Borough of Manhattan, The City of New York;

                    (iv) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

                    (v) otherwise comply in all material respects with all
                  applicable laws, rules and regulations.

                  As soon as practicable after the close of the Exchange Offer and the Private Exchange, if any, the Issuers shall:

                    (x) accept for exchange all Registrable Notes validly
                  tendered and not validly withdrawn pursuant to the Exchange Offer and the Private Exchange, if any;

                    (y) deliver to the Trustee for cancellation all Registrable
                  Notes so accepted for exchange; and

                    (z) cause the Trustee to authenticate and deliver promptly to each Holder of Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

                  The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (i) the Exchange Offer or Private Exchange, as the case may be, does not violate applicable law or any applicable interpretation of the staff of the SEC, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Issuers to proceed with the Exchange Offer or the Private Exchange, and no material adverse development shall have occurred in any existing action or proceeding with respect to the ability of the Issuers to so proceed and (iii) all governmental approvals shall have been obtained, which approvals the Issuers deem necessary for the consummation of the Exchange Offer or Private Exchange.

                  The Exchange Notes and the Private Exchange Notes shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the TIA or is exempt from such qualification and shall provide that the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes shall vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Notes will have the right to vote or consent as a separate class on any matter.

                  (c) If, (i) because of any change in law or in currently prevailing interpretations of the staff of the SEC, the Issuers are not permitted to effect the Exchange Offer, (ii) the Exchange Offer is not consummated within 175 days of the Issue Date, (iii) any holder of Private Exchange Notes so requests in writing to the Company within 60 days after the consummation of the Exchange Offer, or (iv) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of the Securities Act and other than prospectus delivery requirements for Participating Broker/Dealers), then in the case of each of clauses (i) to and including (iv) of this sentence, the Company shall promptly deliver to the Holders and the Trustee written notice thereof (the "Shelf Notice") and shall file a Shelf Registration pursuant to Section 3 hereof.

                  3. Shelf Registration

                  If at any time a Shelf Notice is delivered as contemplated by
Section 2(c) hereof, then:

                  (a) Shelf Registration. The Issuers shall file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes not exchanged in the Exchange Offer, Private Exchange Notes and Exchange Notes as to which Section 2(c)(iv) is applicable (the "Initial Shelf Registration"). The Issuers shall use their commercially reasonable best efforts to file with the SEC the Initial Shelf Registration on or before the applicable Filing Date. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuers shall not permit any securities other than the Registrable Notes to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below).

                  Subject to the last sentence of Section 5(j) the Issuers shall use their commercially reasonable best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is two years from the Issue Date (the "Effectiveness Period"), or such shorter period ending when (i) all Registrable Notes covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or (ii) a Subsequent Shelf Registration covering all of the Registrable Notes covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration has been declared effective under the Securities Act; provided, however, that the Effectiveness Period in respect of the Initial Shelf Registration shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein.

                  (b) Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Issuers shall use their commercially reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Notes covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration (each, a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Issuers shall use their commercially reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such subsequent Shelf Registration continuously effective in the Effectiveness Period. As used herein the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration.

                  (c) Supplements and Amendments. The Issuers shall promptly supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or by any underwriter of such Registrable Notes.

                  4. Additional Interest

                  (a) The Issuers and the Initial Purchaser agree that the Holders will suffer damages if the Issuers fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, as liquidated damages, additional interest on the Notes ("Additional Interest") under the circumstances and to the extent set forth below (each of which shall be given independent effect):

                             (i) if (A) neither the Exchange Offer Registration
                  Statement nor the Initial Shelf Registration has been filed on or prior to the applicable Filing Date or (B) notwithstanding that the Issuers have consummated or will consummate the Exchange Offer, the Issuers are required to file a Shelf Registration and such Shelf Registration is not filed on or prior to the Filing Date applicable thereto, then, commencing on the day after any such Filing Date, Additional Interest shall accrue on the principal amount of the Notes at a rate of 0.50% per annum for the first 90 days immediately following each such Filing Date, and such Additional Interest rate shall increase by an additional 0.50% per annum at the beginning of each subsequent 90-day period; or

                             (ii) if (A) neither the Exchange Offer Registration
                  Statement nor the Initial Shelf Registration is declared effective by the SEC on or prior to the relevant Effectiveness Date or (B) notwithstanding that the Issuers have consummated or will consummate the Exchange Offer, the Issuers are required to file a Shelf Registration and such Shelf Registration is not declared effective by the SEC on or prior to the date which is 100 days from the date such Shelf Registration was filed, then, commencing on the day after such required effective date, Additional Interest shall accrue on the principal amount of the Notes at a rate of 0.50% per annum for the first 90 days immediately following such date, and such Additional Interest rate shall increase by an additional 0.50% per annum at the beginning of each subsequent 90-day period; or

                             (iii) if (A) the Issuers have not exchanged
                  Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to the 45th day after the date on which the Exchange Offer Registration Statement relating thereto was declared effective or (B) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time it is required to be kept effective during the Effectiveness Period, then Additional Interest shall accrue on the principal amount of the Notes at a rate of 0.50% per annum for the first 90 days commencing on the (x) 46th day after such effective date, in the case of (A) above, or (y) the day such Shelf Registration ceases to be effective in the case of (B) above, and such Additional Interest rate shall increase by an additional 0.50% per annum at the beginning of each such subsequent 90-day period;

         provided, however, that the Additional Interest rate on the Notes may not exceed at any one time in the aggregate 1.0% per annum; provided, further, however, that (1) upon the filing of the applicable Exchange Offer Registration Statement or the applicable Shelf Registration as required hereunder (in the case of clause (i) above of this Section 4),
         (2) upon the effectiveness of the Exchange Offer Registration Statement or the applicable Shelf Registration Statement as required hereunder (in the case of clause (ii) of this Section 4), or (3) upon the exchange of the applicable Exchange Notes for all Notes tendered (in the case of clause (iii)(A) of this Section 4), or upon the effectiveness of the applicable Shelf Registration Statement which had ceased to remain effective (in the case of (iii)(B) of this Section 4), Additional Interest on the Notes in respect of which such events relate as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

                  (b) The Company shall notify the Trustee within three business days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Any amounts of Additional Interest due pursuant to (a)(i),
         (a)(ii) or (a)(iii) of this Section 4 will be payable in cash semiannually on each July 15 and January 15 (to the holders of record on the July 1 and January 1 immediately preceding such dates), commencing with the first such date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Registrable Notes, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

                  5. Registration Procedures

                  In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Issuers shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuers hereunder each of the Issuers shall:

                  (a) Prepare and file with the SEC prior to the applicable Filing Date, a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof, and use its commercially reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is pursuant to Section 3 hereof, or
         (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall furnish to and afford the Holders of the Registrable Notes included in such Registration Statement or each such Participating Broker-Dealer who has provided written notice to the Company that it will be a Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including, to the extent requested by any such Holder, copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five days prior to such filing, or such later date as is reasonable under the circumstances). The Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes included in such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object on a timely basis.

                  (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; during the Effectiveness Period or Applicable Period, as the case may be, cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and during the Effectiveness Period and Applicable Period, as the case may be, comply with the provisions of the Securities Act and the Exchange Act applicable to each of them with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Issuers shall be deemed not to have used their commercially reasonable best efforts to keep a Registration Statement effective during the Effectiveness Period or the Applicable Period, as the case may be, relating thereto if any Issuer voluntarily takes any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period unless such action is required by applicable law or permitted by this Agreement.

                  (c) If (1) a Shelf Registration is filed pursuant to Section
         3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto from whom the Company has received written notice that it will be a Participating Broker-Dealer in the Exchange Offer, notify the selling Holders of Registrable Notes (during the Effectiveness Period), or each such Participating Broker-Dealer (during the Applicable Period), as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within one day), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any such Holder may, upon request, obtain, at the sole expense of the Issuers, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when it has been notified by such Holder that a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Participating Broker-Dealers the representations and warranties of the Issuers contained in any agreement (including any underwriting agreement) contemplated by Section 5(l) hereof cease to be true and correct in all material respects, (iv) of the receipt by any Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration
         State-
         ment or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Issuers' determination that a post-effective amendment to a Registration Statement would be appropriate.

                  (d) If (1) a Shelf Registration is filed pursuant to Section
         3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period and has provided written notice to the Company that it will be a Participating Broker-Dealer, use its commercially reasonable best efforts during the Effectiveness Period or Applicable Period, as the case may be, to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its commercially reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

                  (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering or any Participating Broker-Dealer, (i) as promptly as practicable, to the extent required by law, incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, any Participating Broker-Dealer or counsel for any of them reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after an Issuer has received notification of such matters to be incorporated in such prospectus supplement or post-effective amendment.

                  (f) If (1) a Shelf Registration is filed pursuant to Section
         3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes and to each such Participating Broker-Dealer who so requests and to their respective counsel and each managing underwriter, if any, at the sole expense of the Issuers, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

                  (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes, or each such Participating Broker-Dealer who so requests, as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Issuers, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuers hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

                  (h) Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, and has provided written notice to the Company that it will be a Participating Broker-Dealer use its commercially reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, such Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request in writing; provided, however, that where Exchange Notes held by such Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Issuers agree to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h), keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided, however, that no Issuer shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or
         (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

                  (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may request.

                  (j) If (1) a Shelf Registration is filed pursuant to Section
         3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period and has provided written notice to the Company that it will be a Participating Broker-Dealer, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by such a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Issuers shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated therein by reference, in the event that, and for a period not to exceed an aggregate of 60 days in any calendar year if, (i) an event occurs and is continuing as a result of which the Shelf Registration would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) (a) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company or (b) the disclosure otherwise relates to a pending material business transaction that has not yet been publicly disclosed.

                  (k) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes.

                  (l) In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes in form and substance reasonably satisfactory to the Company and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and the subsidiaries of the Company (including any acquired business, properties or entity, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes but in no event more onerous than those contained in the Purchase Agreement, and confirm the same in writing if and when requested in form and substance reasonably satisfactory to the Company; (ii) obtain the written opinions of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions reasonably requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) use its best efforts to obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent public accountants of the Company (and, if necessary, any other independent public accountants of the Company, any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Notes and such other matters as reasonably requested by the managing underwriter or underwriters as permitted by the Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the sellers and underwriters, if any, than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents, if any). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

                  (m) If (1) a Shelf Registration is filed pursuant to Section
         3 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours and upon reasonable notice to the Company, all financial and other records, pertinent corporate documents and instruments of the Company and subsidiaries of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and any of its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement and Prospectus. Each Inspector shall agree in writing that it will keep the Records confidential and that it will not disclose any of the Records that the Company determines, in good faith, to be confidential and notifies the Inspectors in writing are confidential unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or material omission in such Registration Statement or Prospectus, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or
         (iii) the information in such Records has been made generally available to the public; provided, however, that prior notice shall be provided as soon as practicable to the Company of the potential disclosure of any information by such Inspector pursuant to clauses (i) or (ii) of this sentence to permit the Company to obtain a protective order (or waive the provisions of this paragraph (m)) and that such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector.

                  (n) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its commercially reasonable best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

                  (o) Comply in all material respects with all applicable rules and regulations of the SEC and make generally available to its securityholders with regard to any applicable Registration Statement, a consolidated earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 60 days after the end of any fiscal quarter (or 120 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

                  (p) Upon consummation of the Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Company, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or Private Exchange Notes, as the case may be, the related Guarantees and the related indenture constitute legal, valid and binding obligations of the Issuers, enforceable against them in accordance with their respective terms, subject to customary exceptions and qualifications.

                  (q) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Issuer) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Company shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being canceled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

                  (r) Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

                  (s) Use its commercially reasonable best efforts to take all other steps reasonably necessary to effect the registration of the Exchange Notes and/or Registrable Notes covered by a Registration Statement contemplated hereby.

                  The Company may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Notes as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Notes of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

                  If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

                  Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by its acquisition of such Registrable Notes or Exchange Notes to be sold by such Participat-ing Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event that the Company shall give any such notice, the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof or (y) the Advice.

                  6. Registration Expenses

                  All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers (other than any underwriting discounts or commissions) shall be borne by the Company whether or not the Exchange Offer Registration Statement or any Shelf Registration is filed or becomes effective or the Exchange Offer is consummated, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) reasonable fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or in respect of Registrable Notes or Exchange Notes to be sold by any Participating Broker-Dealer during the Applicable Period, as the case may be,
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and reasonable fees and disbursements of one special counsel for all of the sellers of Registrable Notes (exclusive of any counsel retained pursuant to Section 7 hereof), (v) fees and disbursements of all independent certi-fied public accountants referred to in Section 5(l)(iii) hereof
(including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Company desires such insurance, (vii) fees and expenses of all other Persons retained by the Issuer, (viii) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties),
(ix) the expense of any annual audit of the Company, (x) any fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, and the obtaining of a rating of the securities, in each case, if applicable, and (xi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement.

                  7. Indemnification

                  (a) Each of the Issuers, jointly and severally, agrees to indemnify and hold harmless each Holder of Registrable Notes and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, the affiliates, officers, directors, representatives, employees and agents of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages, judgments, liabilities and expenses (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Company in writing by such Participant expressly for use therein and with respect to any preliminary Prospectus, to the extent that any such loss, claim, damage or liability arises solely from the fact that any Participant sold Notes to a person to whom there was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of such sale if the Company shall have previously furnished copies thereof to the Participant in accordance herewith and the Prospectus

         (as amended or supplemented) would have corrected any such untrue statement or omission.

                  (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Issuers, their respective affiliates, officers, directors, representatives, employees and agents of each Issuer and each Person who controls each Issuer within the meaning of
         Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent (but on a several, and not joint, basis) as the foregoing indemnity from the Issuers to each Participant, but only with reference to information relating to such Participant furnished to the Company in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Notes or Exchange Notes giving rise to such obligations.

                  (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Persons against whom such indemnity may be sought (the "Indemnifying Persons") in writing, and the Indemnifying Persons, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Persons may reasonably designate in such proceeding and shall pay the fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Persons (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the Indemnifying Person of substantial rights and defenses and (ii) will not, in any event, relieve the Indemnifying Person from any obligations to any Indemnified Person other than the indemnification obligation provided in paragraphs
         (a) and (b) above. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless
         (i) the Indemnifying Persons and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Persons shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both any Indemnifying Person and the Indemnified Person or any affiliate thereof and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Persons shall not, in connection with such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes and Exchange Notes sold by all such Participants and shall be reasonably acceptable to the Company, and any such separate firm for the Issuers, their affiliates, officers, directors, representatives, employees and agents and such control Persons of such Issuer shall be designated in writing by the Company and shall be reasonably acceptable to the Holders.

                  The Indemnifying Persons shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, each of the Indemnifying Persons agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Persons (which consent shall not be unreasonably withheld or delayed), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of such Indemnified Person.

                  (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other rele-vant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

                  (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages, judgments, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Exchange Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the Indemnifying Person to the Indemnified Person as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Issuers set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Holder or any person who controls a Holder, the Issuer, its directors, officers, employees or agents or any person controlling an Issuer, and (ii) any termination of this Agreement.

                  (g) The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

                  8. Rules 144 and 144A

                  Each of the Issuers covenants and agrees that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time such Issuer is not required to file such reports, such Issuer will, upon the request of any Holder or beneficial owner of Registrable Notes, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. Each of the Issuers further covenants and agrees, for so long as any Registrable Notes remain outstanding that it will take such further action as any Holder of Registrable Notes may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144(k) and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.

                  9. Underwritten Registrations

                  If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and shall be reasonably acceptable to the Issuer.

                  No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  10. Miscellaneous

                 (a) No Inconsistent Agreements. The Issuers have not, as of the date hereof, and the Issuers shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers' other issued and outstanding securities under any such agreements. The Issuers will not enter into any agreement with respect to any of their securities which will grant to any Person piggy-back registration rights with respect to any Registration Statement.

                  (b) Adjustments Affecting Registrable Notes. The Issuers shall not, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

                  (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (I) the Company and (II)(A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes held by all Participating Broker-Dealers; provided, however, that Section 7 and this Section 10(c) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold pursuant to such Registration Statement.

                  (d) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

                    (i) if to a Holder of the Registrable Notes or any
                  Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture.

                    (ii) if to the Issuers, at the address as follows:

                         c/o   Weiss, Peck & Greer, L.L.C.
                               One New York Plaza
                               New York, New York
                               Facsimile No.: (212) 908-0112
                               Attention:  Wesley Lang

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

                  Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g) Guarantor Execution. The Company shall cause each of the Guarantors to execute and deliver this Agreement concurrently with the Effective Time and the Guarantors shall execute this Agreement in consideration of, among other things, consummation of the Merger; provided, however, that all obligations of the Guarantors arising under this Agreement (including indemnity obligations) shall be as of the date first written above and all representations and warranties of the Guarantors herein shall be as of the date first written above. In the event of a breach by the Company of its obligations under this Section 10(g), the Company agrees that monetary damages would not be adequate compensation for any loss or damage incurred by such breach and hereby further agrees that, in the event of an action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  (j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (k) Securities Held by the Company or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (l) Third-Party Beneficiaries. Holders of Registrable Notes and Participating Broker-Dealers are intended third-party beneficiaries of this Agreement, and this Agreement may be enforced by such Persons.

                  (m) Entire Agreement. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Holders on the one hand and the Issuers on the other, or between or among any agents, representatives, parents, subsidiaries, affili-ates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

                  IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                             THE COMPANY:

                                             ACQUISITION CORP.


                                             By:   /s/ Wesley W. Lang, Jr.
                                                ---------------------------
                                                Name:  Wesley W. Lang, Jr.
                                                Title: President


                                             THE GUARANTORS:


                                             ATC BLATTERT INC., a South
                                             Dakota corporation, as
                                             Guarantor


                                             By:   /s/ Nicholas J. Malino
                                                ---------------------------
                                                Name:  Nicholas J. Malino
                                                Title: President


                                             ATC CONSTRUCTION SERVICES INC.,
                                             a Massachusetts corporation,
                                             as Guarantor


                                             By:   /s/ Nicholas J. Malino
                                                ---------------------------
                                                Name:  Nicholas J. Malino
                                                Title: Vice President


                                             ATC ENVIRONMENTAL INC., a
                                             Delaware corporation, as Guarantor


                                             By:   /s/ Nicholas J. Malino
                                                ---------------------------
                                                Name:  Nicholas J. Malino
                                                Title: President

                                             ATC INSYS TECHNOLOGY INC., a
                                             Delaware corporation, as
                                             Guarantor


                                             By:   /s/ Nicholas J. Malino
                                                 ---------------------------
                                                Name:  Nicholas J. Malino
                                                Title: Chief Executive Officer


                                             ATC MANAGEMENT INC., a South
                                             Dakota corporation, as
                                             Guarantor


                                             By:   /s/ Nicholas J. Malino
                                                ----------------------------
                                                Name:  Nicholas J. Malino
                                                Title: President


                                             ATC NEW ENGLAND CORP., a
                                             Delaware corporation, as
                                             Guarantor


                                             By:   /s/ Nicholas J. Malino
                                                ----------------------------
                                                Name:  Nicholas J. Malino
                                                Title: President


                                             BING YEN & ASSOCIATES, INC., a
                                             California corporation, as
                                             Guarantor


                                             By:   /s/ Nicholas J. Malino
                                                ----------------------------
                                                Name:  Nicholas J. Malino
                                                Title: Chief Executive Officer


                                             ENVIRONMENTAL WARRANTY, INC., a
                                             Connecticut corporation, as
                                             Guarantor


                                             By:   /s/ Nicholas J. Malino
                                                ---------------------------
                                                Name:  Nicholas J. Malino
                                                Title: Vice President

                                             HYGEIA LABORATORIES INC., a
                                             Delaware corporation, as
                                             Guarantor


                                             By:   /s/ Nicholas J. Malino
                                                ---------------------------
                                                Name:  Nicholas J. Malino
                                                Title: President


The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first
above written.

BT ALEX. BROWN INCORPORATED


By:   /s/ Daniel McCready
   -------------------------
   Name:  Daniel McCready
   Title: Managing Director

                                                                    Exhibit B

                             ATC Group Services Inc.
                        104 East 25th Street, 10th Floor
                            New York, New York 10010


                                                             January 22, 1998


BT Alex. Brown Incorporated
One Bankers Trust Plaza
130 Liberty Street
New York, New York  10006

Ladies and Gentlemen:

                  This letter agreement (this "Agreement") is being executed and delivered by ATC Group Services Inc. ("Company") pursuant to the requirements of, and in order to induce you to enter into and perform, that certain Purchase Agreement dated as of January 22, 1998 between Acquisition Corp. ("Acquisition") and BT Alex. Brown Incorporated ("Initial Purchaser"). All terms used herein which are not otherwise defined herein shall have the meaning provided therefor in the Purchase Agreement.

                  1. The Company hereby represents and warrants to and agrees with the Initial Purchaser that:

                  (a) the representations and warranties of the Company set forth in the Merger Agreement are true and correct on the date hereof and will be true and correct at the Closing Date; provided, that (this representation (a) shall expire at the Effective Time and provided, further, that upon the Effective Time, the Initial Purchaser and its Affiliates waive any cause of action or exercise of right that they may have had arising from any breach of this representation and warranty(a).

                  (b) the representations and warranties of Acquisition (whether or not made by it on a knowledge basis) set forth in the Purchase Agreement with respect to the Company and its subsidiaries and related matters are true and correct on the date hereof and will be true and correct at the Closing Date (upon the Effective Time, such representations and warranties shall be deemed to be have been made without any knowledge basis limitation); and

                  (c) neither the Final Memorandum nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this clause (c) do not apply to statements or omissions made in reliance upon and in conformity with information relating solely to (x) the Initial Purchaser furnished to Acquisition in writing by the Initial Purchaser expressly for use in the Final Memorandum or any amendment or supplement thereto or (y) Acquisition furnished in writing by Acquisition expressly for use the Final Memorandum or any amendment or supplement thereto.

                  (d) The statistical and market-related data included in the Final Memorandum are based on or derived from sources which the Company believes to be reliable and accurate.

                  2. (a) The Company and the Guarantors agree, jointly and severally, to indemnify and hold harmless the Initial Purchaser and the affiliates, directors, officers, agents, representatives and employees of the Initial Purchaser, and each other person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Initial Purchaser or any such affiliate, director, officer, agent, representative, employee or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (i) any untrue statement or alleged untrue statement of any material fact contained in (A) any Memorandum or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or any Guarantor or based upon written information furnished by or on behalf of the Company or any Guarantor filed in any jurisdiction in order to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with any securities association or securities exchange (each, an "Application"); or

                  (ii) the omission or alleged omission to state, in any Memorandum or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

                  (iii) any breach of any representation, warranty or agreement of the Company or any Guarantor contained in this Agreement,

and will jointly and severally reimburse, as incurred, the Initial Purchaser and each such affiliate, director, officer, agent, representative and employee and each such controlling person for any legal or other expenses reasonably incurred by the Initial Purchaser, such affiliate, director, officer, agent, representative or employee or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantors will not be liable (i) in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Memorandum or any amendment or supplement thereto, or any Application, in reliance upon and in conformity with written information furnished to Acquisition by the Initial Purchaser specifically for use therein or (ii) with respect to the Preliminary Memorandum, to the extent that any such loss, claim, damage or liability arises solely from the fact that the Initial Purchaser sold Securities to a person to whom there was not sent or given a copy of the Final Memorandum (as amended or supplemented) at or prior to the written confirmation of such sale if Acquisition shall have previously furnished copies thereof to the Initial Purchaser in accordance with the Purchase Agreement and the Final Memorandum (as amended or supplemented) would have corrected any such untrue statement or omission. This indemnity agreement will be in addition to any liability that the Company and the Guarantors may otherwise have to the indemnified parties. The Company and the Guarantors shall not be liable under this subsection (a) for any settlement of any claim or action effected without their consent, which consent shall not be unreasonably withheld or delayed.

                  The Initial Purchaser shall not, without the prior written consent of the Company and the Guarantors, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Company and the Guarantors are or could have been a party, or indemnity could have been sought hereunder by the Company and the Guarantors, unless such settlement (A) includes an unconditional written release of the Company and the Guarantors, in form and substance reasonably satisfactory to the Company and the Guarantors, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Company or the Guarantors.

                  (b) The Initial Purchaser agrees to indemnify and hold harmless the Company and the Guarantors, its respective affiliates, directors, officers, agents, representatives and employees and each other person, if any, who controls the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any Guarantor or any such affiliate, director, officer, agent, representative, employee or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendments or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any Memorandum or any amendment or supplement thereto, or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to Acquisition by the Initial Purchaser specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any Guarantor or any such affiliate, director, officer, agent, representative, employee or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchaser may otherwise have to the indemnified parties. The Initial Purchaser shall not be liable under this
Section 2 for any settlement of any claim or action effected without its consent, which consent shall not be unreasonably withheld or delayed.

                  The Company and the Guarantors shall not, without the prior written consent of the Initial Purchaser, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Initial Purchaser is or could have been a party, or indemnity could have been sought hereunder by the Initial Purchaser, unless such settlement (A) includes an unconditional written release of the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Initial Purchaser.

                  (c) Promptly after receipt by an indemnified party under this
Section 2 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 2, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 2, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under subsection (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in subsections (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 2 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchaser in the case subsection (a) of this Section 2 or the Company in the case of subsection (b) of this Section 2, representing the indemnified parties under such subsection (a) or subsection (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 2, in which case the indemnified party may effect such a settlement without such consent.

                  (d) In circumstances in which the indemnity agreement provided for in the preceding subsections of this Section 2 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by Acquisition bear to the total discounts and commissions received by the Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand, or the Initial Purchaser on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Guarantors and the Initial Purchaser agree that it would not be just and equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this subsection
(d). Notwithstanding any other provision of this subsection (d), the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate, together with contributions made by it under the Purchase Agreement, exceed the total discounts, commissions and other compensation received by the Initial Purchaser under the Purchase Agreement, less the aggregate amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection (d), each affiliate, director, officer, agent, representative and employee of the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each affiliate, director, officer, agent, representative and employee of the Company and the Guarantors and each person, if any, who controls the Company or a Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Guarantors.

                  3. The representations, warranties, agreements, covenants, indemnities and other statements of the Company and the Guarantors and its officers set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect regardless of (i) any investigation made by or on behalf of the Initial Purchaser or any controlling person of the Initial Purchaser, (ii) delivery of and payment for the Securities and (iii) any termination or cancellation of the Purchase Agreement.

                  4. This Agreement may not be amended, modified or supplemented except by a writing specifically referring hereto which is signed by both the Initial Purchaser and the Company.

                  5. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

                  6. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  7. All communications hereunder shall be in writing and, if sent to the Initial Purchaser, shall be mailed or delivered or telecopied and confirmed in writing to BT Alex. Brown Incorporated, One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006, Attention: Corporate Finance Department, and if sent to the Company or any Guarantor, shall be mailed, delivered or telecopied and confirmed in writing to the Company or such Guarantor at 104 East 25th Street, 10th Floor, New York, New York 10010,
Attention: President.

                  8. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company, the Guarantors and their respective successors, assigns and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the Initial Purchaser, the Company, the Guarantors and their respective successors, assigns and legal representatives and for the benefit of no other person except that (i) the indemnities of the Company and the Guarantors contained in this Agreement shall also be for the benefit of the affiliates, directors, officers, agents, representatives and employees of the Initial Purchaser and any person or persons who control the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchaser contained in this Agreement shall also be for the benefit of the affiliates, directors, officers, agents, representatives and employees of the Company and the Guarantor and any person or persons who control the Company within the meaning of Section 15 of the Act of Section 20 of the Exchange Act. No purchaser of any of the Securities from the Initial Purchaser will be deemed a successor because of such purchase.

                  If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and the Initial Purchaser.

                                                  Very truly yours,

                                                  THE COMPANY:

                                                  ATC GROUP SERVICES INC.,
                                                    on behalf of itself and
                                                    each of the Guarantors


                                                  By:   /s/ Nicholas J. Malino
                                                     --------------------------
                                                     Name:  Nicholas J. Malino
                                                     Title: President


Accepted and agreed to
as of the date first
above written.

THE INITIAL PURCHASER:

BT ALEX. BROWN INCORPORATED


By:   /s/ Daniel McCready
   ---------------------------
   Name:  Daniel McCready
   Title: Managing Director